Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bonefide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
1ST ATLANTA AUTO SALES
1ST CLASS AUTO SALES
1ST FINANCIAL SERVICES
1ST PLACE AUTO SALES, INC
3 D AUTOMOTIVE GROUP
4X4 AUTOS AND MORE
808 MOTOR CARS, INC
A TO Z AUTOS, INC
AAA MOTORS, INC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC
ABC AUTOTRADER
ABRAHAM BUICK, INC
ACTION GM
ACURA OF ORANGE PARK
ADAMSON FORD LLC
ADVANCED AUTO BROKERS, INC
ADVANTAGE FORD LINCOLN MERCURY
ADVANTAGE MOTORS
AFFORDABLE MOTORS, INC
AFFORDABLE USED CARS & TRUCKS
AIRPORT KIA
AL HENDRICKSON TOYOTA
ALEXANDER FORD LINCOLN
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALTERNATIVES
AMBAR MOTORS, INC
AMERICAN AUTO SALES
AMERICAN AUTO SALES OF CRYSTAL RIVER
ANCHOR AUTO
ANDERSON SUBURU
ANDY CHEVROLET COMPANY
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC
ANDY MOHR MITSUBISHI, INC
ANTHONY UNDERWOOD AUTOMOTIVE
ANTWERPEN NISSAN, INC
APEX AUTOMOTIVE
APL OF ORLANDO
APPROVAL AUTO CREDIT INC
AR MOTORSPORTS INC
ARCH ABRAHAM NISSAN LTD
ARRIGO DODGE
ASHEBORO FORD LINCOLN
ASHEBORO HONDA MAZDA
ATLANTA AUTO BROKERS
ATLANTA AUTO SHOWCASE
ATLANTA LUXURY MOTORS
ATLANTA USED CARS CENTER, INC
ATLANTIC MOTOR SPORTS
ATLANTIC RENT A CAR
AUCTION DIRECT USA
AUDI VOLKSWAGON OF NAPLES
AUTO AMERICA
AUTO BANK
AUTO CITY AT CLAYTON
AUTO CITY, INC

DEALER NAME
AUTO CREDIT CENTER INC
AUTO CREDIT OF KENTUCKY
AUTO DIRECT COLUMBUS OH
AUTO DIRECT OF CAROLINA
AUTO EXPO OF ROME
AUTO EXPRESS CREDIT INC
AUTO FINDERS OF VIRGINIA
AUTO GALLERY, INC
AUTO LINE, INC
AUTO MARKET, INC
AUTO PLEX
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SELECT
AUTO SOURCE OF GEORGIA
AUTO WISE AUTO SALES
AUTO WISE OF SHELBYVILLE
AUTO WORLD
AUTOMAX
AUTOMOTION
AUTOMOTIVE LIQUIDATORS
AUTOPLEX IMPORT
AUTORAMA PREOWNED CARS
AUTOS AND CYCLES
AUTOSTAR
AUTOVILLE, USA
AUTOWAY CHEVROLET
AUTOWAY FORD OF BRADENTON
AUTOWISE LLC
AUTOWORLD USA
AUTOXSELL SALES & MARKETING
AVERY AUTO SALES, INC
AXELROD PONTIAC
B & W MOTOR CARS
BA-KARS, INC
BALTIMORE WASHINGTON AUTO
BANK AUTO SALES
BARBIES AUTOS CORPORATION
BASELINE AUTO SALES, INC
BASIC AUTO SALES
BATTLEGROUND KIA
BEACHNUTZ AUTO SALES LLC
BEAU TOWNSEND NISSAN, INC
BEDFORD AUTO WHOLESALE
BEDFORD NISSAN, INC
BEECHMONT FORD
BELL & HOWARD CHEVROLET
BELL MOTORS
BELLE GLADE CHEVROLET CADILLAC
BEN MYNATT PONTIAC BUICK
BENSON CAR MART
BENTON AUTO SALES
BEREA AUTO MALL
BERT SMITH INTERNATIONAL
BESSEMER CHRYSLER JEEP DODGE
BEST BUY USED CARS
BEST CARS USA, INC
BEST DEAL AUTO SALES

DEALER NAME
BEST WEST AUTO
BICKEL BROTHERS AUTO SALES, INC
BIG BLUE AUTOS LLC
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET
BILL BRANCH CHEVROLET
BILL BROWN FORD, INC
BILL DELORD AUTOCENTER, INC
BILL ESTES CHEVROLET
BILL GADDIS CHRYSLER
BILL RAY NISSAN
BILL REILLY’S UNION CITY TOYOTA
BILLS AUTO SALES & LEASING LTD
BILTMORE MOTOR CORPORATION
BLACKSTONE IMPORTS OF CHARLOTTE
BLEECKER CHEVROLET PONTIAC
BLOOMFIELD EUROTECH IMPORT
BLUE PRINT AUTOMOTIVE GROUP II
BO WILLIAMS BUICK, INC
BOB BELL CHEVROLET NISSAN, INC
BOB BOAST DODGE
BOB DANCE KIA
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB MAXEY FORD
BOB MONTGOMERY CHEVROLET, INC
BOB PFORTE MOTORS
BOB PRICE MOTORS, INC
BOB STEELE CHEVROLET, INC
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC
BOBBY MURRAY CHEVROLET
BONIFACE HIERS MAZDA
BORCHERDING ENTERPRISE, INC
BOWDITCH FORD, INC
BRADLEY CHEVROLET, INC
BRADY AUTO SALES
BRANDON HONDA
BRANDON MITSUBISHI
BREAKAWAY HONDA
BREMEN MOTORS
BRIGHTON CHRYSLER PLYMOUTH
BRONDES FORD MAUMEE LTD
BRONDES FORD, INC
BRUNSWICK AUTO MART
BUDGET AUTO MART
BUTLER HYUNDAI, INC
BUY REPO DIRECT
BUY RITE WHOLESALE
BYERLY FORD-NISSAN, INC
BYERS CHRYSLER LLC
BYERS DELAWARE
BYERS KIA
BYERS VOLVO
C & S AUTO
CADILLAC SAAB OF ORANGE PARK
CALI-HABANA AUTO SALES CORPORATION
CALVARY CARS & SERVICE, INC

DEALER NAME
CAPITAL AUTO BROKERS
CAPITAL BOULEVARD AUTO SALES
CAPITAL CADILLAC HUMMER
CAPITAL CITY IMPORTS
CAPITAL MOTORS
CAPITOL AUTO
CAR CENTRAL
CAR COLLECTION OF TAMPA, INC
CAR COLLECTION, INC
CAR CONNECTION
CAR CORRAL
CAR DEALZ
CAR DEPOT
CAR FINDERS
CAR NET USA
CAR SOURCE LLC
CAR TOWN
CAR ZONE
CARDINAL CHRYSLER JEEP DODGE
CARMEL MOTORSPORTS LLC
CAROLINA AUTO EXCHANGE
CAROLINA AUTO IMPORTS
CAROLINA MOTORCARS
CAROLINA NISSAN, INC
CARRIAGE KIA
CARRIAGE MITSUBISHI
CARRIAGE TOWNE CHRYSLER DODGE
CARS & TRUCKS
CARS 4 LESS $
CARSMART OF BLOUNTSTOWN, INC
CARY AUTO SALE, INC
CARZONE OF THE GREATER TRIANGLE LLC
CASCADE AUTO GROUP LTD
CASTRIOTA CHEVROLET GEO, INC
CECIL CLARK CHEVROLET, INC
CENTRAL CAROLINA PRE-OWNED
CENTURY BUICK
CENTURY MOTORS FINANCIAL, INC
CERTIFIED AUTO DEALERS
CERTIFIED MOTORS, INC
CHARLOTTE HONDA - VW
CHASE MOTORS CORPORATION
CHEAPERCAR.COM
CHEVROLET BUICK OF QUINCY, INC
CHRIS LEITH CHEVROLET
CHRIS LEITH DODGE
CHRIS SPEARS PRESTIGE AUTO
CHUCK CLANCY DODGE CHRYSLER
CINCY IMPORTS
CITRUS AUTO LLC
CITRUS CHRYSLER JEEP DODGE
CITY AUTO SALES
CITY CHEVROLET
CITY HYUNDAI
CITY KIA
CITY MOTORS, INC
CITY PUBLISHING COMPANY, INC
CITY TO CITY AUTO SALES LLC

DEALER NAME
CLASSIC BUICK OLDSMOBILE
CLASSIC CHEVROLET BMW
CLASSIC FORD
CLASSIC FORD LINCOLN MERCURY
CLAYTON PRE-OWNED AUTO
CLEARWATER TOYOTA
COASTAL AUTO GROUP, INC DBA SNIDERS TRUCKS
COASTAL CARS, INC
COASTAL CHEVROLET, INC
COASTAL MITSUBISHI
COCONUT CREEK MITSUBISHI
COGGIN CHEVROLET AT THE AVENUES
COGGIN HONDA
COGGIN NISSAN
COGGIN NISSAN AT THE AVENUES
COGGIN PONTIAC-GMC
COLUMBUS AUTO RESALE, INC
COLUMBUS CAR COMPANY
COLVIN AUTO SALES & SERVICE
COMBS & COMPANY
CONRAD AUTO SALES, INC
CONTEMPORARY MITSUBISHI
COOK MOTORS SALES
CORAL PALM AUTO SALES
COUGHLIN AUTOMOTIVE OF MARYSVILLE
COUGHLIN CHEVROLET-NEWARK
COUGHLIN CHEVROLET OF CHILLICOTHE
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN PONTIAC BUICK GMC
COUNTY MOTOR CO, INC
COURTESY FORD
COVINGTON AUTO PLEX LLC
COX CHRYSLER JEEP DODGE
CRAIG & BISHOP, INC
CRAIG & LANDRETH, INC
CREDIT MASTER AUTO SALES
CRENCOR LEASING & SALES
CRESCENT FORD, INC
CRESTMONT HYUNDAI LLC
CREWS CARS
CRM MOTORS, INC
CRONIC CHEVROLET OLDSMOBILE CADILLAC, INC
CROSS AUTOMOTIVE
CROSSROADS AUTO SALES, INC
CROSSROADS FORD
CROSSROADS FORD OF KERNERSVILLE, INC
CROWN AUTO DEALERSHIPS, INC
CROWN MOTOR SPORTS
CROWN MOTORS, INC
CRUISER AUTO SALES
CRYSTAL MOTOR CAR COMPANY, INC
CURRY HONDA
CUZZ’S AUTOSALES, INC
D & D MOTORS, INC
DALE JARRETT FORD
DALLAS CPDJ
DAN CUMMINS CHEVROLET BUICK PONTIAC
DAN TUCKER AUTO SALES

DEALER NAME
DAN’S AUTO SALES, INC
DARCARS WESTSIDE PRE-OWNED
DAVE EDWARDS TOYOTA
DAVID SMITH AUTOLAND, INC
DAYS CAMPING & RV CENTER, INC
DAY’S CHEVROLET
DAYTON ANDREWS DODGE
DAYTONA AUTO SPORT
DEALS ON WHEELS AUTO MART
DEER FORD
DELAND HONDA
DELMONTE MOTOR CARS & TRUCKS
DELRAY IMPORTS, INC
DELUCA TOYOTA, INC
DENNY’S AUTO SALES, INC
DETROIT HUMMER
DETROIT II AUTO FINANCE
DEWITT MOTORS
DIANE SAUER CHEVROLET, INC
DICK BROOKS HONDA
DICK MASHETER FORD, INC
DICK SCOTT NISSAN, INC
DIRECT AUTO EXCHANGE LLC
DIRECT SALES & LEASING
DISCOUNT AUTO BROKERS
DISCOUNT AUTO OUTLET CORP OF BROWARD
DISCOUNT AUTO SALES
DJ PROPERTY INVESTMENTS, INC
DMC AUTO EXCHANGE
DON HINDS FORD, INC
DON JACKSON CHRYSLER DODGE
DON MARSHALL CHYSLER CENTER
DON REID FORD, INC
DREAM CARS UNLIMITED
DRIVE AUTOMOTIVE
DRIVE AWAY AUTO LLC
DRIVE SOURCE
DRIVERIGHT AUTO SALES, INC
DRIVERS CAR MART
DUKE IMPORTS, INC
DUNN CHEVROLET OLDS, INC
DUVAL FORD
DUVAL HONDA
DUVALL ACCURA
E & F AUTO GROUP
EAGLE ONE AUTO SALES
EARL TINDOL FORD, INC
EASTGATE MOTORCARS, INC
ECONOMIC AUTO SALES, INC
ECONOMY MOTORS
EC’S WHOLESALE
ED HARRISON AUTO SALES, INC
ED SCHMIDT AUTOMOTIVE GROUP
ED TILLMAN AUTO SALES
ED VOYLES CHRYSLER-PLYMOUTH
ED VOYLES HONDA
EDWARDS CHEVROLET COMPANY
ELDER FORD OF TAMPA LLC

DEALER NAME
ELITE AUTOMOTIVE GROUP LLC
ELITE MOTORCARS
ELITE MOTORS, INC
EMPIRE AUTO LLC
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY OF NORFOLK
ENTERPRISE LEASING COMPANY OF GEORGIA
ENTERPRISE LEASING COMPANY OF ORLANDO
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC
ERNIE HAIRE FORD
ET AUTO SALES
EVERYDAY AUTO SALES
EXCLUSIVE CARZ AND AUTO
EXPRESS CARS LIMITED
EXTREME DODGE TRUCK
E-Z AUTO RENTAL
FAIRBORN BUICK PONTIAC GMC
FAITH MOTORS, INC
FAMILY KIA
FAMILY MOTORS
FERCO MOTORS
FERMAN CHEVROLET
FERMAN CHRYSLER JEEP DODGE AT CYPRESS CREEK
FERMAN NEW PORT RICHEY
FERN CREEK AUTO SALES, INC
FIELDS CERTIFIED AUTO FINANCE
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE, INC
FIRST STOP AUTO SALES
FIRST TEAM HYUNDAI
FITZGERALD MOTORS, INC
FLEET SALES
FLORIDA AUTO EXCHANGE
FLORIDA GULF COAST LLC
FLOW CHEVROLET LLC
FLOW HONDA
FOLGER AUTOMOTIVE LLC
FORT MYERS MITSUBISHI
FORT MYERS TOYOTA, INC
FOUNTAIN AUTO MALL
FOX AUTO SALES
FRANK MYERS AUTO SALES, INC
FRANK NERO LINCOLN/MERCURY
FRED MARTIN MOTOR COMPANY
FREEDOM AUTOMOTIVE GROUP
FREEDOM DODGE CHRYSLER JEEP
FREEDOM FORD, INC
FRITZ ASSOCIATES
FUREYS WHEEL WORLD
GA BEST CAR DEALS
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS, INC
GANLEY CHEVROLET, INC
GANLEY DODGE
GANLEY EAST, INC
GANLEY FORD WEST, INC.
GANLEY NISSAN

DEALER NAME
GANLEY, INC
GARY SMITH FORD
GATEWAY HONDA
GATOR CHRYSLER-PLYMOUTH, INC
GATORLAND TOYOTA
GENE GORMAN AUTO SALES
GEN-X CORP
GEORGE WAIKEM FORD, INC
GERMAIN FORD
GERMAIN OF SARASOTA
GETTEL TOYOTA
GILLYS LTD LLC
GLASSMAN OLDSMOBILE, INC
GLENBROOK DODGE, INC
GLENN BUICK GMC TRUCKS
GO! AUTO STORE
GOLDEN OLDIES
GOLDMARK AUTO GROUP
GOOD MOTOR COMPANY
GOOD RIDES, INC
GOODWIN MOTOR CO, INC
GORDON CHEVROLET-GEO
GRAHAM AUTO SALES
GRAND 54 AUTO SALES, INC
GRANT MOTORS CORPORATION
GREAT LAKES HYUNDAI, INC
GREEN FORD, INC
GREEN TREE TOYOTA
GREENBRIER DODGE OF CHESAPEAKE, INC
GREENBRIER OLDS GMC PONTIAC
GREENBRIER VW LLC
GREENE FORD COMPANY
GREENLIGHT MOTORS LLC
GREENWAY FORD, INC
GREENWOOD’S HUBBARD CHEVY OLDS
GREER NISSAN
GREG BELL CHEVROLET OLDSMOBILE
GRIFFIN FORD SALES, INC
GRIFFITH AUTO GROUP
GROGANS TOWNE CHRYSLER
GROVEPORT MOTORCAR
GULF COAST AUTO WHOLESALE
GULF COAST AUTOS, INC
GULF COAST MOTORS
GULF WEST AUTOMOTIVE, INC
GUS MACHADO FORD, INC
GWINNETT PLACE NISSAN
H & H AUTO SALES
HAASZ AUTO MALL LLC
HALEY TOYOTA OF RICHMOND
HALLMARK HYUNDAI
HANNA IMPORTS
HAPPY AUTO MART
HARBOR CITY AUTO SALES, INC
HARDIE’S USED CARS LLC
HARRELSON NISSAN
HARRELSON TOYOTA
HATCHER’S AUTO SALES

DEALER NAME
HATFIELD KIA
HAYDOCY PONTIAC-GMC TRUCK, INC
HEATH MOTORSPORTS
HEATHS TOYS AUTO SALES
HELLER CAR COMPANY, INC
HENDRICK HONDA
HENNESSY MAZDA PONTIAC GMC
HERB KINMAN CHEVROLET, INC
HERITAGE AUTO SALES LLC
HIBDON MOTOR SALES
HICKORY HOLLOW CARNIVAL KIA
HIESTER PREOWNED CLEARANCE CENTER
HIGH Q AUTOMOTIVE CONSULTING
HILLMAN MOTORS, INC
HOLLAND FAMILY AUTO
HOMETOWN AUTO, INC
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA EAST
HONDA MALL OF GEORGIA
HONDA OF FORT MYERS
HONDA OF MENTOR
HONDA OF PORT RICHEY
HOOVER TOYOTA LLC
HUBERT VESTER TOYOTA SCION
HUBLER CHEVROLET CADILLAC, INC
HUBLER NISSAN, INC
HUFF FORD, INC
HUNT’S USED CARS
HUTCHINSON PONTIAC GMC
HWY 150 BUYERS WAY, INC
HYMAN AUTO OUTLET LLC
HYUNDAI OF LOUISVILLE
HYUNDIA OF GREER
HYUNDIA OF ORANGE PARK
ICARSNOW.COM OF MONROE
IMPORT CARS R US
IMPORT MOTORSPORT, INC
IMPORTS PERFORMANCE
INC MOTORSPORTS
INDY MOTORWERKS
INTEGRITY AUTO CONSULTANTS LLC
INTEGRITY MOTORS, INC
INTERSTATE FORD, INC
J & C AUTO SALES
J & M AFFORDABLE AUTO, INC
J.W. TRUCK SALES, INC
JACK DEMMER FORD, INC
JACK MATIA CHEVROLET
JACKSON ACURA
JACKSONVILLE CHRYSLER
JAKE SWEENEY CHEVROLET, INC
JAMES O’NEAL CHRYSLER-DODGE JEEP
JAMIE’S DISCOUNT AUTO SALES
JARRARD PRE-OWNED VEHICLES
JARRETT FORD HAINES CITY
JARRETT FORD OF PLANT CITY
JARRETT-GORDON FORD OF WINTER HAVEN

DEALER NAME
JAY PONIIAC BUICK
JAY’S USED CARS LLC
JB’S AUTO SALES OF PASCO, INC
JC AUTOMAX
JEFF SCHMITT AUTO GROUP
JEFF WYLER CHEVROLET, INC
JEFF WYLER FLORENCE
JEFF WYLER SPRINGFIELD, INC
JEFFERSON MOTOR COMPANY
JENKINS HYUNDAI OF BRADENTON
JENKINS NISSAN, INC
JERRY WILSON’S MOTOR CARS
JERSEY MOTORS
JIM BURKE NISSAN
JIM DOUGLAS SALES AND SERVICE
JIM SHELL AUTO SALES.COM
JIM SKINNER FORD, INC
JOE FIRMENT CHEVROLET
JOEY D’S AUTO OUTLET
JOHN BAILEY OLDS
JOHN BLEAKLEY FORD
JOHN JONES AUTOMOTIVE
JOHN SNYDER AUTO MART, INC
JORDAN FRAZIER CHRYSLER JEEP
JOSEPH TOYOTA, INC
JT AUTO, INC
JULIANS AUTO SHOWCASE, INC
JUST-IN-TIME AUTO SALES, INC
K & B FINANCIAL SERVICES, INC
K B AUTO EMPORIUM
K J ENTERPRISES
KDK AUTO BROKERS
KEFFER CHRYSLER PLYMOUTH JEEP
KEFFER OF MOORESVILLE LLC
KEITH HAWTHORNE HYUNDAI LLC
KEITH HAWTHORNE MAZDA
KEITH HAWTORNE FORD
KEITH JORDANS 10 & UNDER
KELLER FORD, INC
KELLY FORD
KEN GANLEY NISSAN, INC
KENDALL AUTO SALES CORPORATION
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KERNERSVILLE DODGE
KERRY TOYOTA
KIA ATLANTA SOUTH
KIA OF ALLIANCE
KIA OF ANDERSON
KIA OF BEDFORD
KIA OF CONYERS
KIA OF GASTONIA
KIA STONE MOUNTAIN
KIA TOWN CENTER
KINGDOM MOTOR CARS
KINGS FORD, INC
KING’S NISSAN

DEALER NAME
KOE-MAK CORP
KUHN HONDA VOLKSWAGON
KUHN MORGAN TOYOTA SCION
LAFONTAINE AUTO GROUP
LAKE PLACID MOTOR CAR, INC
LAKELAND AUTO MALL
LAKELAND CHRYSLER PLYMOUTH, INC
LANDMARK CDJ OF MONROE LLC
LANIGAN’S AUTO SALES
LARRY JAY IMPORTS, INC
LARRY’S USED CARS
LASH AUTO SALES, INC
LEADERSHIP MOTORS EXPORTS, INC
LEBANON FORD LINCOLN
LEE HYUNDAI, INC
LEE’S AUTO SALES, INC
LEGACY NISSAN
LEGACY TOYOTA
LEITH MITSUBISHI
LES STANFORD FORD
LIBERTY FORD SOUTHWEST, INC
LIBERTY PONTIAC GMC TRUCK, INC
LIGHTHOUSE TOYOTA
LIMBAUGH TOYOTA, INC
LOCAL WHOLESALE
LOKEY NISSAN
LOKEY OLDSMOBILE, INC
LOU BACHRODT CHEVROLET
LOU SOBH PONTIAC/BUICK/GMC
LOWES AUTO SALES
LUXURY IMPORTS
LYNNHAVEN LINCOLN MERCURY
MACKENNEY AUTO SALES
MADISON MOTORS
MAGIC IMPORTS OF GAINESVILLE, INC
MAHER CHEVROLET, INC
MAJOR MOTORS SALES
MALCOLM CUNNINGHAM FORD
MALIBU MOTORS
MALL OF GEORGIA AUTO SALES
MALOY AUTOMOTIVE LLC
MANNING MOTORS, INC
MARANATHA CAR COMPANY
MARK BRADLEY AUTO SALES
MARKET STREET MOTORS
MARLIN MOTORS, INC
MARLOZ OF HIGH POINT
MARLOZ OF STATESVILLE
MAROONE FORD OF MARGATE
MARSHALL MOTORS OF FLORENCE
MARTELL LINCOLN MERCURY
MASTER CAR INTERNATIONAL, INC
MASTER CARS
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD OREGON, INC
MATT CASTRUCCI
MATTHEWS-CURRIE FORD COMPANY
MAXIE PRICE CHEVROLETS OLDS, INC

DEALER NAME
MAXTON MOTORS
MAZDA SAAB OF BEDFORD
MAZDA WESTSIDE
MCCORMACK CARS
MCGHEE AUTO SALES, INC
MCKENNEY CHEVROLET
MCKENNEY-SALINAS HONDA
MCVAY MOTORS, INC
MECHANICSVILLE TOYOTA
MELBOURNE CHEVROLET
MENTOR IMPORTS, INC
METRO FORD LINCOLN MERCURY
METRO HONDA
METRO USED CARS
MICHAEL’S AUTO
MIDDLETON USED CARS
MIDFIELD MOTOR COMPANY, INC
MIDWEST MOTORS & TIRES
MIKE ALBERT LEASING, INC
MIKE BASS FORD
MIKE CASTRUCCI CHEVY OLDSMOBILE
MIKE CASTRUCCI FORD OF ALEXANDRIA
MIKE ERDMAN MOTORS, INC
MIKE PRUITT HONDA, INC
MIKE’S AUTO FINANCE
MIKE’S BUICK PONTIAC GMC
MIKES PREOWNED SUPERSTORE
MILTON DODGE CHRYSLER JEEP
MILTON MARTIN HONDA
MINCER MOTORS, INC
MINIVAN SOURCE, INC
MINT CONDITION AUTO SALES, INC
MIRA AUTO SALES
MIRACLE CHRYSLER DODGE JEEP
MLM AUTOBROKERS LLC
MODERN CORP
MONROE DODGE/CHRYSLER, INC
MONTGOMERY MOTORS
MONTROSE FORD
MONTROSE TOYOTA
MONTROSE TRI COUNTY KIA
MORAN CHEVROLET
MOTOR CAR CONCEPTS II
MOTORVENTURE LLC
MR T’S AUTO DETAIL & SALES, INC
MT CLEMENS AUTO CENTER
MULLINAX FORD OF PALM BEACH
MUNZY’S MOTORS, INC
MURPHY MOTORS
MY FLORIDA DIRECT AUTO
N T I
NALLEY HONDA
NALLEY INFINITI
NAPLES NISSAN
NAPLETON’S NORTH PALM AUTO PARK
NATIONAL AUTO FINANCE
NATIONAL CAR MART, INC
NATIONAL CAR SALES

DEALER NAME
NEIL HUFFMAN NISSAN
NELSON AUTO SALES, INC
NELSON MAZDA
NELSON MAZDA RIVERGATE
NEW WAY AUTOMOTIVE
NEWTON MOTORS
NEWTON’S AUTO SALES, INC
NEXT GENERATION MOTORS, INC
NICHOLS DODGE, INC
NICK MAYER LINCOLN MERCURY, INC
NISSAN OF NICHOLASVILLE
NISSAN SOUTH
NORTH BROTHERS FORD, INC
NORTH FLORIDA AUTO, INC
NORTHGATE FORD LINCOLN MERCURY
NORTHLAND CHRYSLER JEEP DODGE
NORTHPOINTE AUTO SALES
NU-WAVE AUTO CENTER
OASIS AUTO SALES, INC
O’BRIEN AUTO CENTER
OCEAN AUTO SALES OF MIAMI, INC
OCEAN MAZDA
O’CONNOR AUTOMOTIVE, INC
OFF LEASE ONLY
OLD SOUTH SALES, INC
OMNI AUTO SALES
ON THE ROAD AGAIN, INC
ON TRACK AUTO MALL, INC
ON TRACK AUTO SALES, INC
ONYX MOTORS
ORANGE PARK DODGE
OXMOOR TOYOTA
PALAFOX MOTORS, INC
PALM AUTOMOTIVE GROUP
PALM CHEVROLET OF GAINESVILLE
PALMER DODGE, INC
PALMETTO PREOWNED
PANAMA CITY AUTOMOTIVE
PANHANDLE AUTOMOTIVE, INC
PARADISE FORD
PARADISE MOTOR SALES
PARK AUTO MALL, INC
PARKS AUTOMOTIVE, INC
PARKS CHEVROLET - GEO
PARKWAY FORD, INC
PARS IMPORTS, INC
PATRICK O’BRIEN JR CHEVROLET
PATRIOT AUTOMOTIVE SALES & LEASING
PATTERSON ENTERPRISE
PAUL MILLER FORD, INC
PAYLESS CAR SALES
PEARCE AUTO SALES, INC
PELHAM’S AUTO SALES
PENCE NISSAN
PENSACOLA AUTO BROKERS, INC
PEOPLE’S CHOICE AUTO SALES, INC
PERSINGER AUTOMOTIVE
PETE MOORE CHEVROLET, INC

DEALER NAME
PETERS AUTO SALES, INC
PHIL SMITH CHEVROLET
PHILLIPS CHRYSLER-JEEP, INC
PIEDMONT AUTO SALES NETWORK
PIEDMONT HONDA
PILES CHEVY-OLDS-PONTIAC-BUICK
PINEVILLE IMPORTS
PINNACLE AUTO SALES
PITTSBORO FORD
PLAINFIELD AUTO SALES, INC
PLANET SUZUKI
PLATINUM MOTOR CARS
PLATTNER AUTOMOTIVE OF VENICE
PLATTNER’S
PLATTNER’S WINTER PARK
POMOCO CHRYSLER/PLY OF HAMPTON
PORT MOTORS
POTAMKIN CHEVROLET
POTAMKIN HYUNDAI, INC
POWER PONTIAC GMC OLDSMOBILE
PREFERRED AUTO
PREMIER FORD LINCOLN MERCURY
PREMIERE CHEVROLET, INC
PRESTIGE AUTO SALES & RENTALS
PRESTON HYUNDAI
PREVIOUSLY OWNED MOTORS, INC
PRICED RIGHT CARS, INC
PRIME MOTORS, INC
PRO CAR AUTO GROUP, INC
QUALITY CHRYSLER OF GREENWOOD
QUALITY IMPORTS
QUALITY IMPORTS, INC
QUALITY MAZDA VOLKSWAGON
QUICK & WISER AUTO SALES
R & R WHOLESALE
R.H. CARS, INC
R.K. CHEVROLET
RAIMERS MOTORS, INC
RALLYE MOTORS, INC
RANDY MARION CHEVROLET PONTIAC
RANKL & RIES MOTORCARS, INC
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD, INC
RAY SKILLMAN OLDSMOBILE & GMC TRUCK, INC
RAY SKILLMAN WESTSIDE
RDM AUTOMOTIVE GROUP
RED HOAGLAND HYUNDAI, INC
REDMOND AUTOMOTIVE
REGAL PONTIAC, INC
RELIABLE TRUCK SALES
RELIABLE USED CARS
RENAIASSANCE MOTOR CARS LLC
RICH MORTONS GLEN BURNIE
RICHMOND DODGE HONDA
RICHMOND FORD
RICK CASE MOTORS, INC
RICK DAVENPORT AUTO SALES, INC

DEALER NAME
RICK HENDRICK CHEVROLET
RICKS AUTO SALES
RICK’S AUTO SALES, INC
RINCON SELECT AUTOMOTIVE SALES
RIOS MOTORS
RIVER CITY AUTO CENTER
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
ROBKE CHEVROLET COMPANY
ROCK BOTTOM AUTO SALES, INC
ROD HATFIELD CHEVROLET LLC
ROGER DEAN CHEVROLET
RON BUTLER MOTORS, LLC
RON FERRARI AUTO SALES, INC
ROSE CHEVROLET, INC
ROSE CITY MOTORS
ROSE CITY MOTORS 2
ROSS’S AUTO SALES
ROUTE 4 AUTO STORE
ROY O’BRIEN, INC
RPM MOTORSPORTS OF ATLANTA LLC
RTI AUTO SALES
S S & M AUTOMOTIVE
S WILSON’S AUTO SALES
S-9 AUTO SALES
SAM SWOPE PONTIAC BUICK GMC
SANDY SPRINGS TOYOTA
SANSING CHEVROLET, INC
SATURN OF CHAPEL HILL
SATURN OF CHARLOTTE
SATURN OF CLEARWATER
SATURN OF DECATUR
SATURN OF FT MYERS
SATURN OF GREENSBORO
SATURN OF MARIETTA
SATURN OF ORLANDO - SOUTH
SATURN OF SOUTH BOULEVARD
SATURN OF SOUTHGATE, INC
SATURN OF ST PETE
SATURN OF THE AVENUES
SATURN OF TOLEDO
SATURN OF WEST BROWARD
SATURN OF WEST PALM BEACH
SAULS MOTOR COMPANY, INC
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH MOTORS
SAVANNAH SPORTS AND IMPORTS
SAVANNAH TOYOTA & SCION
SCHULTZ AUTO BROKERS
SCOTTS LOT
SECONDARY STRATEGIES, INC
SERPENTINI CHEVROLET OF TALLMADGE
SERRA AUTOMOTIVE
SEXTON AUTO SALES, INC
SHAMBURG AUTO SALES
SHARPNACK FORD
SHEEHAN PONTIAC

DEALER NAME
SHEEHY FORD MERCURY
SHUTT ENTERPRISES
SIMMONS NISSAN
SIMS BUICK PONTIAC LLC
SITTON BUICK COMPANY, INC
SKINNER MOTORS, INC
SMART CARS, INC
SMZ AUTO IMPORT, INC
SONS ACURA
SONS HONDA
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTHEAST PERFORMANCE MOTORCAR
SOUTHERN STATES NISSAN, INC
SOUTHERN TRUST AUTO SALES
SOUTHERN USED CARS
SOUTHERN WHOLESALE CARS
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHTOWN MOTORS HOOVER
SOUTHTOWNE
SOUTHTOWNE ISUZU
SOUTHWEST AUTO SALES
SPACE COAST HONDA
SPARTAN LINCOLN MERCURY
SPECIALTY AUTO SALES
SPEEDWAY MOTORS, INC
SPIRIT FORD INC
SPITZER AUTOWORLD
SPITZER BUICK, INC
SPITZER CHEVROLET COMPANY
SPITZER DODGE
SPITZER KIA
SPITZER LAKEWOOD, INC
SPITZER MOTOR CENTER, INC.
SPITZER MOTOR CITY
SPORT MAZDA
SPORT MITSUBISHI
SPURGEON CHEVROLET
STAN’S CAR SALES
STAR CARS, INC
STARLING CHEVROLET
STARRS CARS AND TRUCKS, INC
STEARNS FORD
STEARNS MOTORS OF NAPLES
STEINLE CHEVROLET BUICK LLC
STEVE MOORE CHEVROLET
STEVE RAYMAN CHEVROLET LLC
STOKES BROWN TOYOTA SCION
STOKES MITSUBISHI
STONE MOUNTAIN CHRYSLER JEEP
STONE MOUNTAIN NISSAN
STONECREST TOYOTA
SUBURBAN FORD OF WATERFORD
SUMMIT PLACE KIA CANTON
SUN HONDA
SUN TOYOTA
SUNCOAST FORD
SUNNYSIDE NISSAN

DEALER NAME
SUNNYSIDE TOYOTA
SUNRISE AUTOMOTIVE
SUNSET DODGE, INC
SUNSTATE FORD
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SUPERIOR PONTIAC BUICK GMC, INC
SUPRA ENTERPRISES
SUSAN SCHEIN CHRYSLER PLYMOUTH
SUTHERLIN MAZDA
SUTHERLIN NISSAN
SUZUKI OF GREENSBORO LLC
SUZUKI OF NASHVILLE
SWEENEY CHRYSLER DODGE JEEP
TAMAROFF MOTORS
TAMERON AUTOMOTIVE GROUP
TAMIAMI FORD, INC
TAMPA HONDALAND
TARPON SPRINGS DODGE
TAYLOR MORGAN, INC
TAYLOR’S AUTO SALES
TEAM HONDA
TEAM PONTIAC-BUICK-GMC TRUCK
TEAMRAY MOTORSPORTS, INC
TED’S AUTO SALES, INC.
TELEGRAPH CHRYSLER JEEP, INC
TERRY LEE HONDA
THE 3445 CAR STORE, INC
THE AUTO SOURCE, INC
THE CAR CABANA OF MELBOURNE, INC
THE CAR COMPANY, INC
THE CAR CONNECTION, INC
THE CAR SHACK
THE CAR STORE, INC
THE TRUCK FARM OF EASLEY
THOMAS & SON, INC
THOMASVILLE TOYOTA
THOMPSON AUTOMOTIVE, INC
THOROUGHBRED CHEVROLET, INC
TIPTON FORD LINCOLN
TKM AUTO SALES
T-MOTOR SALES
TOM HOLZER FORD
TOM O’BRIEN CHRYSLER JEEP
TOM WOOD FORD
TOMLINSON MOTOR COMPANY OF GAINESVILLE, INC
TONY ON WHEELS, INC
TOWN & COUNTRY DODGE, INC
TOWN & COUNTRY SELECT
TOWN CENTER NISSAN
TOWNSEND IMPORTS
TOYOTA MALL OF GEORGIA
TOYOTA OF BEDFORD
TOYOTA OF HOLLYWOOD
TOYOTA OF WINTER HAVEN
TOYOTA WEST/SCION WEST
TRIAD AUTO, INC

DEALER NAME
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRIPLE M AUTO CONSULTANTS
TROPICAL AUTO SALES & RENT TO OWN
TROPICAL AUTO SALES LLC
TROPICAL CHEVROLET
TROPICAL FORD
TRUCKS DIRECT
U.S. AUTO GROUP, INC
ULTIMATE IMAGE AUTO, INC
UNITED AUTO BROKERS
UNIVERSAL AUTO SALES OF PLANT CITY
UNIVERSAL NISSAN
UNIVERSITY AUTO & TRUCK
UNIVERSITY MOTORS
UNO AUTO SALES
UPTOWN MOTOR OF NC, INC
US 1 CHRYSLER DODGE JEEP
US 70 MOTORS LLC
US MOTORS
USA AUTO & LENDING, INC
USA AUTO CENTER, INC
USA MOTORCARS
USED CAR FACTORY, INC
USED CAR MOTOR MALL OF GRAND
VA BEACH AUTO SPORTS
VADEN NISSAN, INC
VADEN VOLKSWAGEN
VALUE 1 AUTO SALES
VAN DEVERE, INC
VANN YORK NISSAN, INC
VANN YORK PONTIAC, INC
VARSITY LINCOLN MERCURY
VEHICLES 4 SALES, INC
VENICE NISSAN DODGE, INC
VIC BAILEY IMPORTS, INC
VICTORIA MOTORS LLC
VICTORY CHEVROLET LLC
VILLAGE AUTO OUTLET, INC
VILLAGE AUTOMOTIVE
VILLAGE MOTOR SALES, INC
VIN DEVERS, INC
VINCE WHIBBS PONTIAC-GMC
VOLVO OF FT MYERS
VOSS SUZUKI
W. HARE & SON
W.P.B. AUTOMART/KIA
WADE FORD INC
WADE RAULERSON
WADSWORTH AUTOMOTIVE INV LLC
WALCUTT AUTOMOTIVE, LLC
WALLACE NISSAN
WAYLAND MOTOR SALES
WAYNE THOMAS CHEVROLET, INC
WEST COAST CAR & TRUCK SALES
WESTGATE CHRYSLER JEEP DODGE
WESTLAND MOTORS RCP, INC
WESTSIDE AUTO WORLD

DEALER NAME
WHITE ALLEN HONDA
WHOLESALE, INC
WILLETT HONDA SOUTH
WILSON BROTHERS
WINTER PARK AUTO MALL CORP
WMS MOTOR SALES LTD
WOODBRIDGE MOTORS, INC
WORLD AUTO NET, INC
WORLD CLASS AUTO SUPERSTORE
WORLD FORD STONE MOUNTAIN
WORLD ON WHEELS OF MIAMI, INC
WORLD TOYOTA
WOW CAR COMPANY
WRIGHT’S AUTO SALES
WULLENWEBER MOTORS
XL1 MOTORSPORTS, INC
XTREME AUTO SALES
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YOUR DEAL AUTOMOTIVE